Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

EXHIBIT 10.34

SECOND AMENDMENT TO PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (this “Second Amendment”) is made effective this 3rd day of December 2002 by and between CABLE & WIRELESS GLOBAL LIMITED, an Ireland company, (“C&W”) and TELLIUM, INC., a Delaware corporation, (“Tellium”).

RECITALS

WHEREAS, C&W and Tellium entered into that certain Purchase Agreement for the Supply of Network Systems dated as of August , 2000, as amended by the First Amendment to Purchase Agreement dated as of September 28, 2000, (together, the “Purchase Agreement”) and

WHEREAS, C&W and Tellium desire to amend the Purchase Agreement as set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the premises, the promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, C&W and Tellium hereby agree as follows:

1.	Following execution by both Parties of this Second Amendment, C&W shall issue (***) for Systems for the Cable & Wireless network in the aggregate amount of (***) for the ordered Systems. Such (***) shall provide for delivery of a set of Systems over the first and second calendar quarters of 2003 as mutually agreed to between Cable & Wireless and Tellium.

2.	Cable & Wireless agrees to provide Tellium with written acceptance of (***) of Systems between January 1, 2003 and March 31, 2003, and (***) of Systems between April 1, 2003 and June 30, 2003. Cable & Wireless agrees to perform any necessary testing of such equipment within thirty (30) calendar days of receipt of such equipment and inform Tellium of any deficiencies found. Tellium will then promptly repair or replace any affected equipment. Payment for each and all of such Systems will be pursuant to written invoice due in accordance with the following schedule: (***) shall be paid to Tellium on or before (***); the additional (***) shall be paid to Tellium on or before (***).

3.	Immediately upon Cable & Wireless making all payments required and subject to C&W having fulfilled its obligations to accept delivery of the systems under Clause 2 above, without the need for any further action by either party, the following changes in Clauses 4, 5, 6, 7 & 8 of this Second Amendment will be considered made to and effective in the existing agreement:

4.	The term “Commitment” and its definition in Clause 1(A) of the Purchase Agreement are deleted in their entirety.

5.	The definition of “Contract Prices” in Clause 1(A) of the Purchase Agreement is deleted in its entirety and the following definition substituted in its stead:

Contract Prices mean the prices to be paid to the Contractor by the Purchasers or its Agent under the Contract, which shall not exceed:

(1)	for each element of Hardware and Software, the discounts prescribed in Clause 3(I) off each list price set out in Exhibit A as may be (***) of this Agreement; and

(2)	for services, (***) based on the (***) set forth in Exhibit A or any (***) effected by (***) of this Agreement.

6.	Clause 3(I) of the Purchase Agreement is deleted in its entirety and replaced by the following:

I. During the initial five (5) year term of the Contract, C&W through the Group Companies may, but shall not be obligated to, purchase in the aggregate U.S. Three Hundred Fifty Million Dollars (US $350,000,000) of Systems at the Contract Prices further may, during the term of the Contract, purchase additional Systems at the Contract

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Prices, subject to rights of termination under this Purchase Agreement. The Parties acknowledge that it is the business objective of the Contractor to be at the forefront of development of leading edge optical cross-connect and related technology and that the Contractor’s competitive technology position is a key reason for C&W’s selection of the Contractor as a vendor. The applicable purchase discounts to be applied under subsection (1) of the definition of Contract Price shall be as follows:

•	For the purchases of Systems under this Contract from (***) up to and including (***) in the aggregate, the discount to be applied to the list price under the definition of Contract Price is (***)

For the purchases of Systems under this Contract after (***), the discount to be applied to the list price under the definition of Contract Price shall be (***).

7.	The phrase “,in satisfaction of the foregoing purchase obligation and any additional purchase,” is deleted from lines four and five of Clause 3(J) of the Agreement.

8.	Clause 12(B)(3) of the Purchase Agreement is deleted in its entirety and is replaced with the following:

(3) INTENTIONALLY DELETED

9.	Should any provision of this Second Amendment and/or its conditions be determined to be illegal or unenforceable, such provision or provisions shall be considered severable, and this Second Amendment and the Purchase Agreement, as amended, shall remain in full force and effect and be binding upon the parties as though the unenforceable or illegal provision or provisions had never been included.

10.	Both C&W and Tellium ratify and confirm the existence of the Purchase Agreement and all terms of the Purchase Agreement, except as specifically modified by this Second Amendment. Terms capitalized but not defined in this Second Amendment shall have the meanings ascribed to them in the Purchase Agreement.

11.	This Second Amendment shall be governed and construed in accordance with the laws of England. This Second Amendment may be executed in counterparts, each of which shall be deemed an original but together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Cable & Wireless Global Limited and Tellium, Inc. have caused this Second Amendment to Purchase Agreement to be executed as of the date hereinabove stated.

TELLIUM, INC.		CABLE & WIRELESS GLOBAL LIMITED
Signature:	/s/ Harry J. Carr	Signature:	/s/ N.R.G. Wilson
Printed Name:	Harry J. Carr	Printed Name:	N.R.G. Wilson
Title:	Chairman and CEO	Title:	SVP GLOBAL PROCUREMENT
Date:	12/3/2002	Date:	9th December 2002